Registration No. 33-51910
                                                                811-7160


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / X /



         Pre-Effective Amendment No.

         Post-Effective Amendment No.  14
                                       --
                     and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / X /

         Amendment No.  15
                        --


       Maplewood Investment Trust, a series company
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       (Exact Name of Registrant as Specified in Charter)

        312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202
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         (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (513)629-2000

                              John F. Splain, Esq.
                          312 Walnut Street, 21st Floor
                              Cincinnati, OH 45202
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

/ X/     immediately upon filing pursuant to Rule 485(b)
/  /     on (      ) pursuant to Rule 485(b)
/  /     60 days after filing pursuant to Rule 485(a)
/  /     on (      ) pursuant to Rule 485(a)

         The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the fiscal year ended February 28, 1998 was filed on May 15, 1998.

                  MAPLEWOOD INVESTMENT TRUST, A SERIES COMPANY

                  Cross-Reference Sheet Pursuant to Rule 495(a)


PART A  PROSPECTUS
FORM              ITEM                        CROSS-REFERENCE

Item 1.           Cover Page                  Cover Page

Item 2.           Synopsis                    Prospectus Summary; Synopsis of
                                              Costs and Expenses

Item 3.           Condensed Financial         Financial Highlights;
                  Information                 Dividends, Distributions, Taxes
                                              and Other Information

Item 4.           General Description         Investment Objective,
                  of Registrant               Investment Policies and Risk
                                              Considerations; Management of the
                                              Fund

Item 5.           Management of the Fund      Management of the Fund

Item 5A.          Management's Discussion     Not Applicable
                  of Fund Performance

Item 6.           Capital Stock and           Dividends, Distributions,
                  Distributions,              Taxes and Other
                  Other Securities            Information

Item 7.           Purchase of Securities      How to Purchase Shares;
                  Being Offered               How Shares are Valued;
                                              Distributor and Distribution
                                              Plan; Application

Item 8.           Redemption or Repurchase    How to Redeem Shares

Item 9.           Pending Legal Proceedings   Not Applicable



PART B  STATEMENT OF ADDITIONAL INFORMATION

FORM              ITEM                       CROSS-REFERENCE

Item 10.          Cover Page                  Cover Page

Item 11.          Table of Contents           Cover Page

Item 12.          General Information         Description of the Trust
                  and History

Item 13.          Investment Objectives       Investment Objective and
                  and Policies                Policies; Investment Limitations;
                                              Appendix A-Description of
                                              Ratings;

Item 14.          Management of the Fund      Trustees and Officers

Item 15.          Control Persons and         Trustees and Officers
                  Principal Holders of
                  Securities

Item 16.          Investment Advisory and     Investment Advisor;
                  Other Services              Administrator;
                                              Distributor; Other Services;
                                              Distribution Plan Under Rule
                                              12b-1

Item 17.          Brokerage Allocation        Brokerage

Item 18.          Capital Stock and           Description of the Trust
                  Other Securities

Item 19.          Purchase, Redemption        Special Shareholder Services;
                  and Pricing of              Additional Purchase and
                  Securities Being            Redemption Information; How Share
                  Offered                     Price is Determined

Item 20.          Tax Status                  Additional Tax Information

Item 21.          Underwriters                Distributor

Item 22.          Calculation of              Calculation of
                  Performance Data            Performance Data

Item 23.          Financial Statements        Financial Statements and
                                              Reports

                                                      PROSPECTUS
                                                      July 1, 1998

                          MISSISSIPPI OPPORTUNITY FUND
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The  investment  objective  of the MISSISSIPPI OPPORTUNITY FUND is to provide long-term capital growth by investing primarily in the common stocks and other equity securities of publicly-traded companies headquartered in Mississippi, and those companies having a significant presence in the state. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.


                               INVESTMENT ADVISOR

                          Vector Money Management, Inc.
                           4266 I-55 North, Suite 102
                           Jackson, Mississippi 39211

The Mississippi Opportunity Fund (the "Fund") is a non-diversified, open-end series of Maplewood Investment Trust, a series company, a registered management investment company. This Prospectus provides you with the basic information you should know before investing. You should read it and keep it for future reference.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

A Statement of Additional Information, dated July 1, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Fund's address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and its telephone number is 1-800-580-4820. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund.

---------------------------------------------------------------------------
                                TABLE OF CONTENTS
PROSPECTUS SUMMARY ........................................................
SYNOPSIS OF COSTS AND EXPENSES.............................................
FINANCIAL HIGHLIGHTS.......................................................
INVESTMENT OBJECTIVE, INVESTMENT POLICIES
  AND RISK CONSIDERATIONS..................................................
HOW TO PURCHASE SHARES.....................................................
HOW TO REDEEM SHARES.......................................................
HOW SHARES ARE VALUED......................................................
MANAGEMENT OF THE FUND.....................................................
DISTRIBUTOR AND DISTRIBUTION PLAN..........................................
DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION .....................

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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               PROSPECTUS SUMMARY

THE FUND. The Mississippi Opportunity Fund (the "Fund") is a non-diversified, open-end management investment company commonly known as a "mutual fund." The Fund's investment objective is to provide long-term capital growth. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

INVESTMENT APPROACH. In seeking to achieve the Fund's investment objective, the Fund will invest primarily in the common stocks and other equity securities of publicly-traded companies headquartered in Mississippi, and those companies having a significant presence in the state. Realization of current income is not a significant investment consideration and any income realized will be incidental to the Fund's objective. (See "Investment Objective, Investment Policies and Risk Considerations.")

INVESTMENT ADVISOR. Vector Money Management, Inc. (the "Advisor") serves as investment advisor to the Fund. For its services, the Advisor receives compensation of .875% of the average daily net assets of the Fund. (See "Management of the Fund.")

PURCHASE OF SHARES. Shares of the Fund are offered at net asset value plus a maximum 3.5% sales charge and are subject to 12b-1 distribution fees of up to .50% of average daily net assets. Shares may be purchased at reduced sales charges or with no sales charge through purchases described in "How to Purchase Shares" in this Prospectus. The minimum initial investment for purchases is $2,000 ($1,000 for IRA accounts). (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions. Shares may be redeemed at any time in which the Fund is open for business at the net asset value next determined after receipt of a redemption request by the Fund. A shareholder who submits written authorization may redeem shares by telephone. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income and net capital gains, if any, of the Fund are distributed annually. Shareholders may elect to receive dividends and distributions in cash or the dividends and distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")

MANAGEMENT. The Fund is a series of Maplewood Investment Trust, a series company (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Fund. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Fund.")

DISTRIBUTOR. CW Fund Distributors, Inc. (the "Distributor") serves as the national distributor of shares of the Fund. For its services, the Distributor receives commissions on the sale of shares of the Fund consisting of the portion of the sales charge remaining after the discounts it allows to securities dealers. (See "Distributor and Distribution Plan.")

                         SYNOPSIS OF COSTS AND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Charge Imposed on Purchases
(As a percentage of offering price)                               3.50%
Deferred Sales Charge                                              None
Sales Charge Imposed on Reinvested Dividends                       None
Redemption Fee                                                     None

ANNUAL FUND OPERATING EXPENSES:
(As a percentage of average net assets)
Management Fees After Waivers(1)                                   .00%
12b-1 Fees(2)                                                      .50%
Other Expenses After Reimbursements                               1.62%
                                                                  -----
Total Operating Expenses After Waivers
  and Reimbursements(3)                                           2.12%
                                                                  =====
(1) Absent waivers of management fees, such fees would have been .875% for the fiscal year ended February 28, 1998.
(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(3) Absent waivers of management fees and expense reimbursements by the Advisor, total operating expenses would have been 4.88% for the fiscal year ended February 28, 1998.

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

1  Year                             $ 56
3  Years                              99
5  Years                             145
10 Years                             272

The purpose of the foregoing table is to assist investors in the Fund in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Fund" for more information about the fees and costs of operating the Fund. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended February 28, 1998. THE EXAMPLE SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The  following financial information has been  audited  by KPMG Peat
Marwick LLP, independent auditors, whose report covering the financial statements for the fiscal year ended February 28, 1998 is contained in the Statement of Additional Information. This information should be read in conjunction with those financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund.

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD

                                                         Year               Year               Period
                                                         Ended              Ended              Ended
                                                      Feb. 28, 1998       Feb. 28, 1997     Feb. 29, 199(A)

Net asset value at beginning of period              $      11.78        $    11.22        $       10.00
                                                    ------------        -----------       -------------
Income from investment operations:
         Net investment loss                               (0.13)            (0.10)               (0.03)
         Net realized and unrealized gains
                  on investments                            4.68              0.76                 1.27
                                                    -------------       ------------       -------------
Total from investment operations                            4.55              0.66                 1.24
                                                    -------------       -------------      --------------
Distributions from net realized gains                      (0.06)            (0.10)               (0.02)
                                                    --------------      --------------     ---------------
Net asset value at end of period                    $      16.27        $    11.78        $       11.22
                                                    ===============     ===============   =================
Total return (B)                                           38.64%             5.92%               12.41%
                                                    ================    ===============    =================
Net assets at end of period                         $    4,000,490      $   1,813,797     $     1,448,527
                                                    =================   ================   ==================
Ratio of expenses to average net assets
         Before expense reimbursement and waived fees       4.88%             5.29%              6.90%(D)
         After expense reimbursement and waived fees        2.12%             2.11%              2.12%(D)

Ratio of net investment loss to average net assets        (1.03)%           (4.08)%            (5.20)%(D)

Portfolio turnover rate                                       14%               15%                   7%

Average commission rate per share (C)               $     0.0777        $   0.0877                   --

(A) Represents the period from the commencement of operations (April 4, 1995) through February 29, 1996.

(B) The total returns shown do not include the effect of applicable sales loads.

(C) Beginning with the year ended February 28, 1997, the Fund is required to disclose its average commission for purchases and sales of investment securities.

(D) Annualized.

Further information about the performance of the Fund is contained in the Annual Report, a copy of which can be obtained at no charge by calling the Fund.

                    INVESTMENT OBJECTIVE, INVESTMENT POLICIES
                             AND RISK CONSIDERATIONS

The investment objective of the Fund is to provide long-term capital growth by investing primarily in common stocks and other equity securities of publicly-traded companies headquartered in Mississippi, and those companies having a significant presence in the state ("Mississippi Securities"). Realization of current income will not be a significant investment consideration, and any such income realized should be considered incidental to the Fund's objective. Any investment involves risk, and there can be no assurance that the Fund will achieve its investment objective. The investment objective and fundamental investment limitations of the Fund may not be altered without the prior approval of a majority, as defined by the Investment Company Act of 1940 (the "1940 Act"), of the Fund's shares.

The Advisor believes that the demographic and economic characteristics of Mississippi, including population, employment, retail sales, personal income, bank loans, bank deposits and residential construction are such that many companies headquartered in the state, or having a significant presence in the area by virtue of having a significant portion of their corporate earnings generated from operations in the state and/or a significant number of employees in the state, have a greater than average potential for capital appreciation. If a company is not headquartered in Mississippi, the Advisor will consider such company as having a "significant presence" in the state if 25% or more of its revenues or earnings are generated from operations (including plants, offices or a sales force) based in Mississippi, or if such company has 400 or more employees in its operations within the State of Mississippi.

INVESTMENT SELECTION. Through fundamental analysis the Advisor will attempt to identify securities and groups of securities with potential for capital appreciation. Under normal market conditions, not less than 75% of the Fund's total assets will be invested in Mississippi Securities. The Advisor will generally focus on common stocks and other equity securities of companies headquartered or having a significant presence in Mississippi. The Fund will generally remain fully invested at all times. The Advisor intends to limit portfolio turnover in the Fund, believing that a long-term rather than a short-term selection of investments is preferable.

The equity securities in which the Fund may invest include common stocks, convertible preferred stocks, straight preferred stocks and convertible bonds. The Fund may also invest up to 5% of its net assets in warrants or rights to acquire equity securities other than those acquired in units or attached to other securities. (See "Investment Limitations.")

The Fund's concentration in companies headquartered in or having a significant presence in Mississippi generally will tie the performance of the Fund to the economic environment of the state and the surrounding area. There is no assurance that the demographic and economic characteristics and other factors that the Advisor believes favor companies in Mississippi will continue in the future. Moreover, the Fund's portfolio may include securities of smaller companies and companies that are not nationally recognized. The prices of stocks of such companies generally are more volatile than those of larger or more mature companies, their securities are generally less liquid, and they are more likely to be negatively affected by adverse economic or market conditions. Moreover, because of its concentration, the Fund's portfolio may be invested in a smaller number of companies than a general equity mutual fund. This may result in investments by the Fund in a smaller number of industry sectors.

Under normal market conditions, at least 90% of the Fund's total assets will be invested in equity securities (with at least 75% of the Fund's total assets invested in Mississippi Securities). Warrants and rights will be excluded for purposes of this calculation. As a temporary defensive measure, however, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities or money market instruments. When the Fund invests in investment grade bonds, U.S. Government Securities or money market instruments as a temporary defensive measure, it is not pursuing its stated investment objective.

U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its assets in U.S. Government Securities. "U.S. Government Securities" include U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association certificates as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Farm Credit Bank, Federal Home Loan Bank, Resolution Funding Corporation, Financing Corporation, Tennessee Valley Authority and Student Loan Marketing Association. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

MONEY MARKET INSTRUMENTS. Money market instruments may be purchased for temporary defensive purposes when the Advisor believes that unusually volatile or unstable economic and market conditions exist. When the Fund assumes a temporary defensive posture, it may invest up to 100% of its net assets in money market instruments. Under normal circumstances, money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities (defined above) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in one of the two highest categories by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market instruments.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the 1940 Act, a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT COMPANIES. In order to achieve its investment objective, the Fund may invest in the securities of open-end investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund will only invest in other investment companies by purchase of such securities on the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commissions or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Advisor will waive its advisory fee for that portion of the Fund's assets invested in other investment companies, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, the Fund will not invest more than 5% of its total assets in securities of any single investment company, nor will it purchase more than 3% of the outstanding voting securities of any investment company.

REAL ESTATE SECURITIES. The Fund may not invest in real estate (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.

OPTIONS. When the Advisor believes that individual portfolio securities are approaching the top of the Advisor's growth and price expectations, covered call options (calls) may be written (sold) against such securities in a disciplined approach to selling portfolio securities. The Fund writes options only for hedging purposes and not for speculation. If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security. Additional information on writing covered call options is contained in the Statement of Additional Information.

FACTORS TO CONSIDER. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that a major portion of the Fund's portfolio consists of common stocks and other equity securities, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. The Fund is a non-diversified fund and therefore may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The Fund may borrow only under certain limited conditions (including to meet redemption requests), but not to purchase securities. Borrowing, if done, would tend to exaggerate the effects of market fluctuations in the Fund's net asset value until repaid. (See "Borrowing.")

PORTFOLIO TURNOVER. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. Nevertheless, the Fund's annual portfolio turnover generally is not expected to exceed 50%. The degree of portfolio activity affects the brokerage costs of the Fund. The portfolio turnover of the Fund for the fiscal year ended February 28, 1998 was 14%.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase the limit to 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. Included within the category of illiquid securities are restricted securities, which cannot be resold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when- issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

INVESTMENT LIMITATIONS. For the purpose of limiting the Fund's exposure to risk, the Fund has adopted certain investment limitations. The Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities in amounts not exceeding 15% of its total assets (the Fund will not make any investment if borrowings exceed 5% of its total assets); (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days are subject to the limitation on investing in illiquid securities); (3) invest more than 10% of its net assets in illiquid securities;
(4) invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; (5) purchase foreign securities; (6) purchase or sell commodities, commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, or readily marketable securities issued by companies that invest in real estate or interests therein) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases); (7) invest more than 10% of its total assets in the securities of other investment companies; (8) write, purchase, or sell call or put straddles, spreads or combinations thereof, or futures contracts or related options (but the Fund may write covered call options as described in this Prospectus); and (9) invest more than 5% of its net assets in warrants. Investment restrictions
(1),(2),(5),(6),(7),(8) and (9) are deemed fundamental, that is, they may not be changed without shareholder approval. See "Investment Limitations" in the Fund's Statement of Additional Information for a complete list of investment limitations.

If the Board of Trustees determines that the Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment limitation, the Board can make such change without shareholder approval and will disclose any such material changes in its Prospectus. Any limitation that is not specified in the Fund's Prospectus or Statement of Additional Information as being fundamental is nonfundamental. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

                             HOW TO PURCHASE SHARES

Assistance in opening accounts may be obtained from the Administrator by calling 1-800-580-4820, or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the public offering price (net asset value plus any applicable sales charge) next determined after your order is received by the Fund in proper form as indicated herein. The minimum initial investment in the Fund is $2,000 ($1,000 for IRAs). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order, prior to 4:00 p.m., Eastern time, will purchase shares at the next determined public offering price on that business day. If your order is not received by 4:00 p.m., Eastern time, your order will purchase shares at the public offering price determined on the next business day. Broker-dealers are responsible for transmitting properly completed orders so that they will be received by 4:00 p.m., Eastern time.

Under certain circumstances, the Advisor, in its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for more information on purchases in kind.

Due to Internal Revenue Service ("IRS") regulations, the Fund is required to, and will, withhold taxes on all distributions and redemption proceeds without social security or tax identification numbers, if the number is not delivered to the Fund within 60 days. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate.

Investors  should  be  aware  that  the  Fund's  account  application   contains
provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Mississippi Opportunity Fund, and mail it to:

                               MISSISSIPPI OPPORTUNITY FUND
                               C/O SHAREHOLDER SERVICES
                               P.O. BOX 5354
                               CINCINNATI, OHIO 45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at 1-800-580-4820, before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                               THE FIFTH THIRD BANK
                               ABA# 042000314
                               FOR MAPLEWOOD INVESTMENT TRUST #999-36756
                               FOR MISSISSIPPI OPPORTUNITY FUND
                               (SHAREHOLDER NAME AND ACCOUNT NUMBER)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above. Investors should be aware that some banks may impose a wire service fee.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current public offering price. Before making additional investments by bank wire, please call the Fund at 1-800-580-4820 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or bimonthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the applicable public offering price on or about the fifteenth day and/or the last business day of the month. A shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.


                      SALES CHARGES ON PURCHASES OF SHARES

Shares of the Fund are purchased at the public offering price. The public offering price is the next determined net asset value per share plus a sales charge as shown in the following table. The Distributor receives the sales charge and may reallow it in the form of dealer discounts as follows:

                                 Sales       Sales       Dealer
                               Charge As    Charge As  Reallowance as
                               % of Public   % of Net    % of Public
                                Offering     Amount     Offering
Amount of Investment            Price       Invested    Price
--------------------           ---------    ----------  -------------
Less than $100,000                 3.50%      3.63%      3.00%
$100,000 but less than $250,000    3.00%      3.09%      2.50%
$250,000 but less than $500,000    2.50%      2.56%      2.00%
$500,000 or more                   None       None       None

At times the Distributor may reallow the entire sales charge to dealers. From time to time dealers who receive dealer discounts from the Distributor may reallow all or a portion of such dealer discounts to other dealers or brokers. The dealer discounts shown above apply to all dealers who have agreements with the Distributor.

REDUCED SALES CHARGES. A shareholder may purchase shares at a reduced sales charge or without a sales charge by purchasing shares through one of the methods described below.

RIGHT OF ACCUMULATION. Pursuant to the right of accumulation, shareholders are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's current holdings of Fund shares. To receive the applicable public offering price pursuant to the right of accumulation, a shareholder must, at the time of purchase, provide sufficient information to permit confirmation of qualification. The right of accumulation may be modified or eliminated at any time or from time to time by the Fund without notice.

LETTERS OF INTENT. Shareholders may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13 month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's current holdings of Fund shares. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13 month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the shareholder to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the shareholder must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the shareholder, the Administrator is authorized by the shareholder to liquidate a sufficient number of shares held by the shareholder to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary), shares equal to at least 5% of the amount indicated in the letter of intent will be held in escrow during the 13 month period (while remaining registered in the name of the shareholder) for this purpose. The value of any shares redeemed or otherwise disposed of by the shareholder prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the shareholder's cost (without a retroactive downward adjustment of the sales charge). The 13 month period would then begin on the date of the first purchase during the 90- day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Shareholders must notify the Administrator whenever a purchase is being made pursuant to a letter of intent.

Shareholders electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Application contained in this Prospectus or is otherwise available from the Administrator. The letter of intent option may be modified or eliminated at any time or from time to time by the Fund without notice.

REINVESTMENT. Shareholders may reinvest proceeds from a redemption of shares, without a sales charge, in shares of the Fund. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Administrator within 90 days after the effective date of the redemption.

If a shareholder realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If a shareholder realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

PURCHASES BY RELATED PARTIES AND GROUPS. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company that directly or indirectly owns, controls, or has the power to vote 5% or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

PURCHASES AT NET ASSET VALUE. Shares of the Fund may be purchased at a price equal to the net asset value of such shares, without a sales charge, by Trustees, officers, and employees of the Trust and the Advisor, and by employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor.

An investor may purchase shares of the Fund at net asset value when the payment for the investment represents the proceeds form the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Distributor. The investment will qualify for this provision if the purchase price of the shares of the other fund included a sales charge and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to the purchase of shares of the Fund. To make a purchase at net asset value pursuant to this provision, the investor must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund. The redemption of shares of the other fund is, for federal income tax purposes, a sale on which an investor may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Distributor for further information.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase shares at net asset value.

In addition, shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Distributor, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisors and financial planners may also purchase shares of the Fund at net asset value if the investment advisor or financial planner has made arrangement to permit them to do so with the Fund and the Distributor. The investment advisor or financial planner must notify the Administrator that an investment qualifies as a purchase at net asset value.

                              HOW TO REDEEM SHARES

Shares of the Fund may be redeemed on each day that the Fund is open for business. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m., Eastern time, will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. There is no charge for redemptions from the Fund. You may also redeem your shares through a broker-dealer or other institution which may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $2,000 (due to redemptions, exchanges or transfers, but not due to market action) upon 30 days' written notice. If the shareholder brings his account value up to $2,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-580-4820, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to the Mississippi Opportunity Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction specifying the account number and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
2)       any required signature guarantees (see "Signature
         Guarantees"); and
3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

TELEPHONE AND BANK WIRE REDEMPTIONS. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. You may redeem shares, subject to the procedures outlined below, by calling the Fund at 1-800-580- 4820. The Fund will redeem shares when requested by telephone if, and only if, the shareholder confirms redemption instructions in writing. The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX # 513-629-2901). The confirmation instructions must include:

     1)  Shareholder  name and  account  number;
     2)  Number of shares or dollar amount to be redeemed;
     3)  Instructions for transmittal of redemption funds to the shareholder;
     4) Shareholder signature as it appears on the application then on file with the Fund; and
     5)  Any required signature guarantees (see "Signature Guarantees").

In such cases, the net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Redemption proceeds will not be remitted until written confirmation of the redemption request is received. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($1,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter with the Fund including your new redemption instructions. (See "Signature Guarantees.")

The Fund reserves the right to restrict or cancel telephone redemption privileges for any or all shareholders, without notice, if the Trustees believe it to be in the best interest of the shareholders to do so. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

Neither the Fund, the Administrator, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Fund or the Administrator, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund or the Administrator do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $5,000 or more at the current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $50. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. A shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholders' bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by calling or writing the Fund. See the Statement of Additional Information for further details.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and (2) requests to establish or change redemption services other than through your initial account application, and (3) requests for redemptions in excess of $25,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

                              HOW SHARES ARE VALUED

The public offering price (net asset value plus applicable sales charge) of shares of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a securities exchange are valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price. Securities in which market quotations are not readily available may be valued on the basis of prices provided by an independent pricing service, when such prices are believed to reflect the fair market value of such securities. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

                             MANAGEMENT OF THE FUND

The Fund is a non-diversified series of Maplewood Investment Trust, a series company, (the "Trust"), an investment company organized as a Massachusetts business trust in 1992, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of Trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and provides information about them.

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Vector Money Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees.

The controlling shareholder and President of the Advisor is Ashby M. Foote III. The Advisor currently serves as investment manager to over $100 million in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to those of the Fund, to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its inception in 1988. The Advisor's address is 4266 I-55 North, Suite 102, Jackson, Mississippi 39211.

Ashby M. Foote III is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since the Fund's inception.

Under the Investment Advisory Agreement with the Trust, the Advisor receives a monthly management fee equal to an annual rate of .875% of the average daily net assets of the Fund. The Advisor currently intends to waive its investment advisory fee and reimburse expenses to the extent necessary to limit total operating expenses (exclusive of interest, taxes, brokerage commissions, sales charges and extraordinary expenses) to 2.125% per annum of the Fund's average daily net assets. However, there is no assurance that any voluntary fee waivers and expense reimbursements will continue in the current or future fiscal years, and expenses may therefore exceed 2.125% of the Fund's average daily net assets.

ADMINISTRATOR. The Fund has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to serve as its transfer agent, dividend paying agent and shareholder service agent. The Administrator is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

In addition, the Administrator has been retained to provide administrative services to the Fund. In this capacity, the Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Commission and state securities authorities. The Fund pays the Administrator a fee for these administrative services at the annual rate of .15% of the average value of its daily net assets up to $50 million,
 .125% of the next $50 million of such assets and .1% of such assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

The Administrator also provides accounting and pricing services to the Fund. The Administrator receives a monthly fee of $2,000 for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Fund's assets is Trustmark National Bank. The Custodian's mailing address is P.O. Box 291, Jackson, Mississippi 39205. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income, disperses monies at the Fund's request and maintains records in connection with its duties.

OTHER EXPENSES. The Fund is responsible for the payment of all of its operating expenses. These include the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Fund's assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, registration fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities.

BROKERAGE. In selecting broker-dealers through which to execute brokerage transactions for the Fund, the Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services, receipt of research, statistical and other data and the sale of shares of the Fund in selecting a broker. Research services obtained through the Fund's brokerage transactions may be used by the Advisor for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Statement of Additional Information contains more information about the management and brokerage practices of the Fund.

                        DISTRIBUTOR AND DISTRIBUTION PLAN

CW Fund Distributors, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Distributor"), is the national distributor for the Fund pursuant to an Underwriting Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others. The Distributor is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Certain officers of the Distributor also serve as officers of the Trust.

The Trust has adopted a Distribution Plan for shares of the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse any expenditures to finance any activity primarily intended to result in the sale of shares of the Fund or the servicing of shareholder accounts, including, but not limited to, the following: (i) payments to the Distributor, securities dealers, and others for the sale of shares of the Fund; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of shares of the Fund or who render shareholder support services not otherwise provided by the Administrator or Custodian; and (iii) expenses of formulating and implementing marketing and promotional activities. The categories of expenses for which reimbursement is made are approved by the Board of Trustees of the Trust. Expenditures by the Fund pursuant to the Plan are accrued based on average daily net assets and may not exceed .50% of the Fund's average net assets for each year elapsed subsequent to the adoption of the Plan.

In addition to the payments by the Fund pursuant to the Plan for distribution fees, dealers and other service organizations may charge their clients additional fees for account services. Customers who are beneficial owners of shares of the Fund should read this Prospectus in light of the terms and fees governing their accounts with dealers or other service organizations.

The National Association of Securities Dealers has placed certain limitations on asset-based sales charges of mutual funds. These limitations require fund-level accounting in which all sales charges - front-end charge, 12b-1 fees or contingent deferred charge - terminate when a percentage of gross sales is reached. Expenditures paid as shareholder servicing fees under the Plan which are limited to .25% of the Fund's average daily net assets are not included in the limit. If in any month the Distributor expends more monies than are immediately payable under the Plan because of the percentage limitations described above (or, due to any expense limitation imposed on the Fund, monies otherwise payable by the Fund to the Distributor under the Plan are rendered uncollectible), the unpaid expenditures may be "carried forward" from month to month until such time, if ever, as they may be paid. In addition, payments to service organizations (which may include the Distributor, the Advisor, and their affiliates) are not tied directly to the organizations' own out-of-pocket expenses and therefore may be used as they elect (including, for example, to defray their overhead expenses).

Amounts accrued by the Fund under the Plan in one year but which are not actually paid in that year, may be paid in subsequent years. Amounts not accrued by the Fund under the Plan during a year may not be carried forward to subsequent years. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. The continuation of the Plan must be approved annually by the Board of Trustees. At least quarterly the Board of Trustees will review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

For the fiscal year ended February 28, 1998, the Fund incurred $19,599 of distribution expenses.

                         DIVIDENDS, DISTRIBUTIONS, TAXES
                              AND OTHER INFORMATION

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. The discussion herein of the federal income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare dividends, if any, annually and will distribute any net short-term or long-term capital gains derived from the sale of securities at the end of its fiscal year. In addition, the Fund may make a supplemental distribution of capital gains annually in December. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

TAX STATUS OF THE FUND. If the Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Fund, see "Additional Tax Information" in the Statement of Additional Information.

DESCRIPTION OF SHARES. The Trust was organized as a Massachusetts business trust on August 12, 1992 under a Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create additional series, or funds, at any time.

When issued, the shares of the Fund, will be fully paid, nonassessable and redeemable. The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Custodian or by votes cast in person or by proxy at a meeting called for that purpose.

Shareholders of the Trust will vote in the aggregate and not by series (fund), except as otherwise required by the 1940 Act or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series. Matters affecting an individual series, such as the Fund, include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series are entitled to vote on matters affecting only that series. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See "Description of the Trust" in the Statement of Additional Information for further information about the Trust and its shares.

REPORTING TO SHAREHOLDERS. The Fund will send to its shareholders annual reports which have been audited by the Trust's independent accountants and semiannual reports which are unaudited. In addition, the Administrator will send to each shareholder having an account directly with the Fund a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid.

CALCULATION OF PERFORMANCE DATA. From time to time the Fund may advertise its total return. The Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The calculation further assumes the deduction of the current maximum sales load from the initial investment. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods.

The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

THE MISSISSIPPI OPPORTUNITY FUND

INVESTMENT ADVISOR
Vector Money Management, Inc.
4266 I-55 North, Suite 102
Jackson, Mississippi 39211
(601) 981-1773

ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-580-4820

DISTRIBUTOR
CW Fund Distributors, Inc.
312 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
201 East Fifth Street
Cincinnati, Ohio 45202

BOARD OF TRUSTEES
Jack E. Brinson
David S. Brollier
O. James Peterson III
Christopher J. Smith




No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

MISSISSIPPI OPPORTUNITY FUND
ACCOUNT APPLICATION

Please mail account application to:
Mississippi Opportunity Fund
Shareholder Services
P.O. Box 5354
Cincinnati, Ohio 45201-5354


ACCOUNT NO.W8-____________________
              (For Fund Use Only)

                                         FOR BROKER/DEALER USE ONLY
                                         Firm Name:_______________________
                                         Home Office Address:_____________
                                         Branch Address:__________________
                                         Rep Name & No.:__________________
                                         Rep Signature:___________________
----------------------------------------------------------------------------
Initial Investment of $____________ ($2,000 minimum, $1,000 minimum for IRAs)

o  Check or draft enclosed payable to the Mississippi Opportunity Fund.

o  Bank Wire From:___________________________________________________



ACCOUNT NAME                              S.S. #/TAX I.D.#

_____________________________________     ____________________________
Name of Individual, Corporation,          (In case of custodial account
Organization, or Minor, etc.               please list minor's S.S.#)

_____________________________________     Citizenship:  o  U.S.
Name of Joint Tenant, Partner, Custodian                o  Other________

ADDRESS                                  PHONE

_____________________________________     (       )_____________________
Street or P.O. Box                        Business Phone

_____________________________________     (       )_____________________
City                 State       Zip      Home Phone

Check Appropriate Box: o Individual o Joint Tenant (Right of survivorship presumed) o Partnership o Corporation o Trust o Custodial o Non-Profit
o Other

Occupation and Employer Name/Address____________________________________

Are you an associated person of an NASD member?   o  Yes   o   No
----------------------------------------------------------------------------
TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:

o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
o Share Option -- Income distributions and capital gains distributions automatically reinvested in additional shares.
o Income Option -- Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
o Cash Option -- Income distributions and capital gains distributions paid in cash.
---------------------------------------------------------------------------
REDUCED SALES CHARGES
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of the Mississippi Opportunity Fund.

ACCOUNT NUMBER/NAME                       ACCOUNT NUMBER/NAME

______________________________________    _________________________________

______________________________________    _________________________________

LETTER OF INTENT: (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

o I agree to the Letter of Intent in the current Prospectus of the Mississippi Opportunity Fund. Although I am not obligated to purchase, and the Fund is not obligated to sell, I intend to invest over a 13 month period beginning ______________________ 19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the Fund at least equal to (check appropriate box):

               o $100,000  o  $250,000  o $500,000
---------------------------------------------------------------------------

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., the Mississippi Opportunity Fund, CW Fund Distributors, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Fund, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Fund or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

_______________________________________________________________
Signature of Individual Owner, Corporate Officer, Trustee, etc.

_______________________________________________________________
Signature of Joint Owner, if Any

_______________________________________________________________
Title of Corporate Officer, Trustee, etc.

_______________________________________________________________
Date

NOTE: CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE THE
RESOLUTION FORM ON THE REVERSE SIDE.
UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.
---------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN (COMPLETE FOR INVESTMENTS INTO THE FUND)
The Automatic Investment Plan is available for all established accounts of the Mississippi Opportunity Fund. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis.
The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $_____________ per month in the Mississippi Opportunity Fund.

ABA Routing Number_____________________

FI Account Number______________________

o  Checking Account  o  Savings Account

_______________________________________
Name of Financial Institution (FI)

_______________________________________
City                           State

X______________________________________  X_________________________________
(Signature of Depositor EXACTLY as        (Signature of Joint Tenant -
it appears on FI Records)                 if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

PLEASE ATTACH A VOIDED CHECK FROM YOUR CHECKING ACCOUNT OR A VOIDED DEPOSIT/ WITHDRAWAL SLIP FROM YOUR SAVINGS ACCOUNT FOR THE AUTOMATIC INVESTMENT PLAN.

Please make my automatic investment on:
o  the last business day of each month
o  the 15th day of each month
o  both the 15th and last business day

INDEMNIFICATION TO DEPOSITOR'S BANK
In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Mississippi Opportunity Fund, for purchase of shares of said Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
- ---------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (COMPLETE FOR WITHDRAWALS FROM THE FUND)
This is an authorization for you to withdraw  $_________________________from my mutual fund account beginning the last business day of the month of
_____________________.

Please Indicate Withdrawal Schedule (Check One):

o MONTHLY -- Withdrawals will be made on the last business day of each month.
o QUARTERLY -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and
               12/31.
o ANNUALLY -- Please make withdrawals on the last business day of the month of:___________________________.

Please Select Payment Method (Check One):

o CHECK: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH TRANSFER: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o BANK WIRE: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

PLEASE ATTACH A VOIDED CHECK FOR ACH OR BANK WIRE

___________________________________________________________________________
Bank Name                                Bank Address

___________________________________________________________________________
Bank ABA#                                Account #           Account Name

O SEND TO SPECIAL PAYEE (OTHER THAN APPLICANT): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________

Please send to:___________________________________________________________
               Street address             City              State     Zip
- ---------------------------------------------------------------------------
RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other
Organizations)
RESOLVED: That this corporation or organization become a shareholder of the Mississippi Opportunity Fund (the Fund) and that

__________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


__________________________________________________________________________
(Name of Organization)

incorporated or formed under the laws of___________________________
                                              (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on ____________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

NAME                                     TITLE

______________________________________   _________________________________

______________________________________   _________________________________

______________________________________   _________________________________

Witness my hand and seal of the corporation or organization this______________________day of________________________________, 19_______

______________________________________   _________________________________
*Secretary-Clerk                         Other Authorized Officer (if
                                         required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                       STATEMENT OF ADDITIONAL INFORMATION


                          MISSISSIPPI OPPORTUNITY FUND


                                  July 1, 1998


                                   A Series of
                  MAPLEWOOD INVESTMENT TRUST, A SERIES COMPANY
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-580-4820


                                Table of Contents

INVESTMENT OBJECTIVE AND POLICIES..............................................2
INVESTMENT LIMITATIONS............................................. ...........5
TRUSTEES AND OFFICERS..........................................................7
INVESTMENT ADVISOR.................................................. ......... 9
ADMINISTRATOR.................................................................11
DISTRIBUTOR...................................................................12
OTHER SERVICES................................................................12
BROKERAGE.....................................................................13
DISTRIBUTION PLAN UNDER RULE 12b-1............................................15
SPECIAL SHAREHOLDER SERVICES......................................... ........16
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................18
HOW SHARE PRICE IS DETERMINED.................................................19
ADDITIONAL TAX INFORMATION....................................................19
DESCRIPTION OF THE TRUST......................................................21
CALCULATION OF PERFORMANCE DATA....................................... .......22
APPENDIX A - DESCRIPTION OF RATINGS...........................................26
FINANCIAL STATEMENTS AND REPORTS..............................................31



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus dated July 1, 1998 for the Mississippi Opportunity Fund (the "Fund"). Copies of the Fund's Prospectus may be obtained at no charge from the Fund, at the address and phone number shown above.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used but not defined have the same meaning as in the Prospectus. A description of the various ratings used by the nationally recognized statistical rating organizations ("NRSROs") for securities in which the Fund may invest is included in this SAI as Appendix A.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCEs are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the two highest rating categories by any NRSRO or, if not rated, is of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including
(1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and restricted securities. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Within its limitation on investments in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

WRITING COVERED CALL OPTIONS. When the Advisor believes that individual portfolio securities are approaching the top of the Advisor's growth and price expectations, covered call options ("calls") may be written (sold) against such securities in a disciplined approach to selling portfolio securities. The Fund writes options only for hedging purposes and not for speculation. When the Fund writes a call, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call at any time during the call period (usually not more than 9 months) at a fixed exercise or "strike" price (which may, and often does, differ from the market price of the underlying securities at the time of writing the call). The strike price remains the same throughout the option period, regardless of market price changes. To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Fund may also realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying securities as well. If a call written by the Fund is exercised the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received.

Utilizing the facilities of the Options Clearing Corporation ("OCC"), the Custodian or a securities depository acting for the Custodian, will, as the Fund's escrow agent, hold the securities underlying calls written by the Fund, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction. Call writing affects the Fund's portfolio turnover rate and the brokerage commissions it pays. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Advisor. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval of the holders of a majority of the outstanding voting shares of the Fund. When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust (or the Fund). Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund MAY NOT:

(1) Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure
         (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any further investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets.

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Purchase or sell commodities or commodities contracts, real estate, (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, or readily marketable securities issued by companies that invest in real estate or interests therein) or interests in oil, gas or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases).

(4) Underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer may be deemed to be an underwriter under the federal securities laws.

(5) Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7)      Purchase foreign securities;

(8) Invest more than 10% of its total assets in the securities of one or more investment companies;

(9)      Make loans of money or securities, except that the Fund may
         (i) invest in repurchase agreements and commercial paper;
         (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities; or

(10) Write, purchase or sell puts, calls, straddles, or combinations thereof or futures contracts or related options (but the Fund may write covered call options as described in the Prospectus).

The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of nonfundamental policy, the Fund MAY NOT:

(1) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

(2) Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;


(3) Make short sales of securities or maintain a short position, except short sales "against the box." A short sale is made by selling a security the Fund does not own.
         A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. (While the Fund has reserved the right to make short sales "against the box", the Advisor has no present intention of engaging in such transactions at this time or during the coming year); or

(4) Purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.


                              TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Trust, their present position with the Trust, age, principal occupations during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended February 28, 1998:

Name, Position,                             Principal Occupation(s)                            Compensation
Age  and Address                            During Past 5 Years                                From the Trust
-----------------                           ------------------------                           --------------
Jack E. Brinson (age 66)                    President, Brinson Investment Co.                     $3,900
Trustee                                     and Brinson Chevrolet, Inc.,
1105 Panola Street                          Tarboro, North Carolina;
Tarboro, North Carolina  27886              Trustee, The Nottingham Investment
                                            Trust II, The Chesapeake Funds and
                                            New Providence Funds, registered
                                            investment companies

David S. Brollier (age 55)                  President and Chief Operating Officer,                $3,900
Trustee                                     America's Utility Fund, Inc. (until
1633 Monument Avenue                        August 1995); Director, Vice
Richmond, Virginia 23220                    President and Assistant
                                            Treasurer of Dominion Capital, Inc.
                                            (until August 1995); and Assistant
                                            Treasurer of Dominion Resources, Inc.,
                                            Richmond, Virginia (until December 1994)

O. James Peterson III (age 62)              President, Colonial Downs Holdings, Inc.,              $3,900
Trustee and Chairman                        New Kent, Virginia; previously, Chief
Ten Bellona Arsenal                         Financial Officer of the Maryland Jockey
Midlothian, Virginia 23113                  Club, Laurel, Maryland (April 1994 -
                                            December 1996); previously, Senior Vice
                                            President and Chief Financial Officer of
                                            Dominion Resources, Inc., Richmond,
                                            Virginia (until March 1994)

Christopher J. Smith (age 31)               President, ObjectTiger Ltd., a                          $3,900
Trustee and Vice Chairman                   computer services firm, Bloomfield
867 Thorntree Court                         Hills, Michigan; previously, Corporate
Bloomfield Hills, Michigan 48304            Counsel of Seligman & Associates and
                                            a Director of Amelia Earhart Capital
                                            Management, Inc., Southfield, Michigan
                                            (until 1996)

Ashby M. Foote III (age 46)                 President,
President                                   Vector Money Management, Inc.
4266 I-55 North, Suite 102                  Jackson, Mississippi
Jackson, Mississippi  39211







                                                         - 8 -

Robert G. Dorsey (age 41)                   President and Treasurer, Countrywide Fund
Vice President                              Services, Inc., a transfer agent; and CW Fund
312 Walnut Street, 21st Floor               Distributors, Inc., a broker-dealer; Vice President-
Cincinnati, Ohio 45202                      Finance and Treasurer, Countrywide Financial Services,
                                            Inc., a holding company; Treasurer, Countrywide
                                            Investments, Inc., an investment adviser and broker-
                                            dealer; Vice President, Countrywide Investment Trust,
                                            Countrywide Tax-Free Trust and Countrywide Strategic
                                            Trust, registered investment companies, Cincinnati, Ohio

John F. Splain (age 41)                     Vice President, Secretary and General
Secretary                                   Counsel, Countrywide Fund Services, Inc. and CW 312
Walnut Street, 21st Floor                   Fund Distributors, Inc.; Secretary and General
Cincinnati, Ohio 45202                      Counsel, Countrywide Financial Services, Inc. and
                                            Countrywide Investments, Inc.; Secretary, Countrywide
                                            Investment Trust, Countrywide Tax-Free Trust and
                                            Countrywide Strategic Trust


Mark J. Seger (age 36)                      Chief Operating Officer, Countrywide Fund
Treasurer                                   Services, Inc.; Vice President, CW Fund
312 Walnut Street, 21st Floor               Distributors, Inc.; Treasurer, Countrywide
Cincinnati, Ohio  45202                     Investment Trust, Countrywide Tax-Free Trust and
                                            Countrywide Strategic Trust
___________________________________

The officers of the Trust do not receive compensation from the Trust for performing the duties of their office. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with their attendance at Board meetings.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of June 1, 1998, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date, Sta-Home Health Agency Inc. Pension Plan, 406 Briarwood Drive, Jackson, Mississippi 39206, owned of record 9.1% of the then outstanding shares of the Fund; and Harmon & Co. c/o Trustmark National Bank Trust Dept., P.O. Box 291, Jackson, Mississippi 39205, owned of record 7.6% of the then outstanding shares of the Fund.

                               INVESTMENT ADVISOR

Vector Money Management, Inc. (the "Advisor") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement will be renewed for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement will terminate automatically in the event of its assignment.

Compensation of the Advisor is at the annual rate of .875% of the Fund's average daily net assets. For the fiscal year ended February 28, 1998, the Advisor waived its entire advisory fee of $26,881 and reimbursed the Fund $57,959 of expenses in order to voluntarily reduce the operating expenses of the Fund. For the fiscal year ended February 28, 1997, the Advisor waived its entire advisory fee of $20,989 and reimbursed the Fund $55,363 of expenses in order to voluntarily reduce the operating expenses of the Fund. For the fiscal year ended February 29, 1996, the Advisor waived its entire advisory fee of $11,633 and reimbursed the Fund $50,193 of expenses in order to voluntarily reduce the operating expenses of the Fund.

The Advisor is controlled by Ashby M. Foote III, who is President of both the Advisor and the Trust. In addition to acting as Advisor to the Fund, the Advisor provides investment advice to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations.

The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.
The Advisor also provides, at its own expense, certain Executive Officers to the Trust.

The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor attempts to obtain the best execution for all securities brokerage transactions.

Under the Advisory Agreement, the Advisor is not responsible for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from the reckless disregard of its duties and obligations under the Agreement.

                         ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator receives for its services as transfer agent a fee payable monthly at an annual rate of $17 per account, provided, however, that the minimum fee is $1,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

The Administrator also provides accounting and pricing services to the Fund. The Administrator receives $2,000 per month from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Administrator to perform its duties.

In addition, the Administrator has been retained to provide administrative services to the Fund. In this capacity, the Administrator supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of .15% of the average value of its daily net assets up to $50,000,000, .125% of such assets from $50,000,000 to $100,000,000 and .1% of such assets in excess of $100,000,000, provided, however, that the minimum fee is $1,000 per month.

For the fiscal year ended February 28, 1998, the Administrator received from the Fund transfer agent fees of $24,000, accounting and pricing fees of $24,000 and administrative fees of $12,000. For the fiscal year ended February 28, 1997, the Administrator received from the Fund transfer agent fees of $15,000, accounting and pricing fees of $15,000 and administrative fees of $7,500. Prior to June 1, 1996 the administrator to the Fund was The Nottingham Company, Rocky Mount, North Carolina. For the fiscal years ended February 28, 1997 and February 29, 1996, The Nottingham Company received from the Fund fees of $10,321 and $33,000, respectively.

                                   DISTRIBUTOR

CW Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Fund and, as such, the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

The Distributor currently allows concessions to dealers who sell shares of the Fund. The Distributor retains the entire sales charge on all direct investments in the Fund and on all investments in accounts with no designated dealer of record. During the fiscal year ended February 28, 1998, Alpha-Omega Capital Corp. served as the distributor for the Fund. For the fiscal year ended February 28, 1998, Alpha-Omega Capital Corp. earned $2,103 in underwriting and brokerage commissions. Prior to April 21, 1997, Countrywide Investments, Inc. served as the distributor for the Fund. For the fiscal year ended February 28, 1997, Countrywide Investments, Inc. earned $629 in underwriting and brokerage commissions. Prior to June 1, 1996, Capital Investment Group, Inc. served as the distributor for the Fund. For the fiscal year ended February 29, 1996, Capital Investment Group, Inc. earned $7,050 in underwriting commissions.

The Fund may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plan Under Rule
12b-1" below.

                       OTHER SERVICES

AUDITORS.  The firm of KPMG Peat Marwick LLP, 201 East Fifth
Street, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Fund.

CUSTODIAN. The Custodian of the Fund's assets is Trustmark National Bank, 248 East Capitol Street, Jackson, Mississippi 39205. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940
Act), collects all income and effects all securities transactions on behalf of the Fund. For its services as Custodian, the Custodian receives an annual fee from the Fund based on the average net assets of the Fund held by the Custodian.

                                    BROKERAGE

It is the Fund's practice to seek to obtain the best overall terms available in executing Fund transactions and selecting brokers or dealers. Subject to the general supervision of the Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisor may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services may consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the economy and the stock, bond and government securities markets.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits received by the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or other services received as a result of securities transactions effected for such other accounts.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution from such firm. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

The Fund purchases money market instruments from dealers, underwriters and issuers. The Fund does not expect to incur any brokerage commissions on such purchases because money market instruments are generally traded on a net basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e. without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Investment decisions for the Fund will be made independently from those for any other accounts advised or managed by the Advisor. Such other accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and other accounts, the transaction will be averaged as to price and available investments allocated as to amount, in the manner which the Advisor believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended February 28, 1998 and 1997 and February 29, 1996, the total brokerage commissions paid by the Fund were $5,089, $2,949 and $7,178, respectively.

             DISTRIBUTION PLAN UNDER RULE 12b-1

The Fund has adopted a Plan of Distribution under Rule 12b-1 of the 1940 Act (the "Plan"). The Plan permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares.

Under the Plan, the Fund may expend in any fiscal year up to .50% of its average daily net assets to finance any activity which is primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided the Board of Trustees has approved the category of expenses for which payment is being made. Expenditures under the Plan as service fees to any person who sells shares of the Fund may not exceed an annual rate of .25% of the Fund's average daily net assets.

During the fiscal year ended February 28, 1998, the Fund incurred
$11,081 in distribution expenses under the Plan for payments to broker-dealers and others for the sale or retention of assets.

Ashby M. Foote III, as the President and controlling shareholder of the Advisor, may be deemed to have a financial interest in the operation of the Plan and the Implementation Agreements.

Potential benefits to the Fund from the Plan include improved shareholder servicing, savings in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization. Subject to its practice of seeking to obtain best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plan.

The Plan, the Underwriting Agreement with the Distributor and the form of Dealer Agreement with broker-dealers have all been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plan, the Underwriting Agreement and the form of Dealer Agreement must be approved annually by the Board of Trustees in the same manner as specified above. Each year the Trustees must determine that continuation of the Plan is in the best interests of shareholders of the Fund and there is a reasonable likelihood that the Plan will benefit the Fund. The Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan, the Underwriting Agreement and the Dealer Agreements may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority of the outstanding shares of the Fund. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority of the outstanding shares of the Fund as well as a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the Plan (the "Independent Trustees"). In order for the Plan to remain effective, the selection and nomination of those Trustees who are not interested persons of the Trust must be effected by the Independent Trustees during such period. All amounts spent by the Fund pursuant to the Plan must be reported quarterly in a written report to the Trustees for their review.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth day or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.
Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-580-4820, or by writing to:

                          Mississippi Opportunity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus. Transactions involving the issuance of shares in the Fund for securities in lieu of cash will be limited to acquisitions of securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ.

REDEMPTION IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when the securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund is committed to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Administrator at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Administrator.

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized dealers or directly by contacting the Distributor or the Administrator. Selling dealers have the responsibility of transmitting orders promptly to the Administrator. The public offering price of shares of the Fund equals the net asset value plus a sales charge. The Distributor receives the sales charge on purchases of shares and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions is set forth in the Prospectus. See "How to Purchase Shares" in the Prospectus.

REDEMPTIONS. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How to Redeem Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of an investor to make full payment for shares purchased by the investor or to collect any charge relating to a transaction effected for the benefit of an investor which is applicable to Fund shares as provided in the Prospectus from time to time.

                HOW SHARE PRICE IS DETERMINED

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund and they have adopted procedures to do so as follows:

The public offering price (net asset value plus applicable sales charge) of shares of the Fund is determined as of 4:00 p.m., Eastern time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which the Fund's share price will not be determined.

The net asset value per share of the Fund is calculated by adding the value of the securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund and dividing the result by the number of outstanding shares. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments and any funds or payments derived from any reinvestment of such proceeds.

                        ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This tax information is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund intends to qualify or remain qualified as a regulated investment company. In order to qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund's business of investing in such stock, securities or currencies. Any income derived by the Fund from a partnership or trust is derived with respect to the Fund's business of investing in such stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.


An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more that 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The Fund will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Distributions of net capital gains (net long-term capital gains less net short-term capital losses) to shareholders are taxable as capital gains, regardless of how long a shareholder has held the Fund's shares. The maximum capital gains rate for individuals is 28% (for assets held for more than 12 months, but not more than 18 months) and 20% (for assets held for more than

18 months). The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Redemptions of shares of the Fund are taxable events in which a shareholder may realize a gain or loss.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their tax return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                     DESCRIPTION OF THE TRUST

The Trust was organized as a Massachusetts business trust on August 12, 1992 pursuant to an Agreement and Declaration of Trust. Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

In the event of a liquidation or dissolution of the Trust or the Fund, shareholders would be entitled to receive the assets available for distribution belonging to the Fund. Shareholders are entitled to participate equally in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund that are held by each shareholder.

Prior to June 1, 1996 the Trust was named The Nottingham
Investment Trust.

                     CALCULATION OF PERFORMANCE DATA

As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. The average annual total returns of the Fund for the one year period ended February 28, 1998 and the period since inception (April 4, 1995) to February 28, 1998 are 33.79% and 17.36%, respectively.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

The cumulative total return for the Fund (computed without the applicable sales load) for the period since inception (April 4,
1995) to February 28, 1998 is 65.01%. The average annual Nonstandardized Return of the Fund (computed without the applicable sales load) for the one year period ended February 28, 1998 and the period since inception (April 4, 1995) to February 28, 1998 is 38.64% and 18.80%, respectively. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                   Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc. or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to published reports of the performance of unmanaged portfolios of companies located in Mississippi. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

      o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

      o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

Under normal market conditions, at least 90% of the Fund's net assets will be invested in equities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in investment grade bonds, U.S. Government Securities, repurchase agreements or money market instruments ("Investment-Grade Debt Securities"). When the Fund invests in Investment-Grade Debt Securities as a temporary defensive measure, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market or repurchase agreement instruments as described in the Prospectus.

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.
Consequently, the Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS:

The following summarizes the four highest ratings used by Moody's
Investors Service, Inc. ("Moody's") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

       Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

       A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

       Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered Investment-Grade Debt Securities by the Advisor.
Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

   MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS:

The following summarizes the four highest ratings used by Standard & Poor's Ratings Group ("S&P") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

       AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

       AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

       A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

       BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are give a plus (+) designation.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S RATINGS:

The following summarizes the four highest ratings used by Fitch
Investors Service, Inc. ("Fitch") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

       AAA: Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA: Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A: Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB: Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper.

         F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

DESCRIPTION OF DUFF & PHELPS' CREDIT RATING CO.'S RATINGS:

The following summarizes the four highest ratings used by Duff &
Phelps Credit Rating Co. ("D&P") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

       AAA: This is the highest rating credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

        AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A: Bonds rated A have average but adequate protection factors. However risk factors are more variable and greater in periods of economic stress.

       BBB: Bonds rated BBB have below average protection factors, but are still considered sufficient for prudent investment.
There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff 1 is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff 1+, Duff 1 and Duff 1- within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

               FINANCIAL STATEMENTS AND REPORTS

The Financial Statements of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of February 28, 1998, together with the report of the independent accountants thereon, are included on the following pages.

                          MISSISSIPPI OPPORTUNITY FUND










                                 Annual Report
                               February 28, 1998








Investment Adviser                                        Administrator
Vector Money Management, Inc.                    Countrywide Fund Services, Inc.
4266 I-55 North                                      312 Walnut Street
Suite 102                                            P.O. Box 5354
Jackson, MS  39211                               Cincinnati, OH  45202-5354
  1.601.981.1773                                     1.800.543.8721

                              Shareholder Services
                                 1.800.580.4820

                                                VECTOR MONEY MANAGEMENT, INC.

April 27, 1998

Dear Fellow Shareholders,

As investment advisor for The Mississippi Opportunity Fund, Vector Money Management is pleased to provide you with the Fund's 1998 annual report. For the fiscal year ended February 28, 1998, The Mississippi Opportunity Fund finished up 38.64%. For the same period, the S&P 500 Index was up 35.01% and the Fund's benchmark, the Russell 2000 Index, was up 30.04%.

The Fund is operated with a philosophy of pursuing value. In our opinion, the region is experiencing a lengthy period of strong economic growth. The fact that many Mississippi companies, operating in what we believe to be one of the most growth- oriented business environments in the country, are small or midsize companies without widespread national following provides the Fund with an opportunity to recognize and act on local opportunities with more agility than national investment firms.

The companies which most significantly contributed to the Fund's performance during fiscal 1998 were Deposit Guaranty, Freide Goldman, Fred's, Magna Bancorp, Mobile Telecommunications and Proffitt's. These companies exemplify the breadth and diversity of the regional economy. Deposit Guaranty and Magna Bancorp were both acquired for significant premiums during the year by out of state financial institutions seeking to establish a presence in a growing Southern business environment. Freide Goldman, with their successful initial public offering in July, has been a beneficiary of the increased oil and natural gas exploration activity, both in the Gulf of Mexico and worldwide. Fred's and Proffitt's have both turned in strong operating results by taking advantage of the positive retail environment. And Mobile Telecommunications has overcome initial difficulties implementing new technologies to post strong results in both one-way and two-way paging communication systems.

Significantly, the Fund was able to generate strong performance while realizing, for the second year in a row, no net long-term gains, which are required to be distributed to shareholders. Effective management of tax liabilities is an essential aspect of our management philosophy, which not only seeks performance in returns but also allows investors' capital to continue to compound with minimum erosion by tax liabilities.

For the Fund, 1997 was a watershed year. The Fund's activities during 1995 were characterized by identifying value and deploying funds as investment opportunities presented themselves. 1996 provided to be a challenging year for small and mid-cap companies across the board. The Fund, which has a significant weighting of small-cap and mid-cap stocks, reflected 1996's turbulent market. However, the discounts which the markets assigned many good companies during that year presented investment opportunities which contributed to the Fund's superior performance in 1997. We continue to seek value and growth, and are excited about the Fund as we head into the new year.

Should you have any questions, please call us.


Sincerely,



  /s/ Ashby M.Foote                           /s/ Allen C. Tye

  Ashby M. Foote III                          Allen C. Tye
  President                                   Analyst
  Vector Money Management                     The Mississippi Opportunity Fund

A Representation of the Graphic Material Contained in the Annual Report is set forth below:

Comparison of the Change in Value of a $10,000 Investment in the Mississippi Opportunity Fund, S&P Index and the Russell 2000 Index

S&P 500 INDEX: (w/ reinvested divds)
                                    QTRLY
              DATE                  RETURN            BALANCE
              04/04/95                                10,000
              06/30/95                9.28%           10,928
              09/30/95                7.95%           11,796
              12/31/95                6.02%           12,506
              03/31/96                5.37%           13,177
              06/30/96                4.49%           13,769
              09/30/96                3.09%           14,195
              12/31/96                8.34%           15,378
              03/31/97                2.68%           15,790
              06/30/97               17.46%           18,547
              09/30/97                7.49%           19,936
              12/31/97                2.87%           20,508
              02/28/98                8.40%           22,231

RUSSELL 2000 INDEX: (w/ reinvested divds)
                                 QTRLY
              DATE               RETURN             BALANCE
              04/04/95                              10,000
              06/30/95            8.75%             10,875
              09/30/95            9.81%             11,941
              12/31/95            2.20%             12,204
              03/31/96            5.09%             12,826
              06/30/96            5.14%             13,485
              09/30/96            0.34%             13,531
              12/31/96            5.12%             14,224
              03/31/97           -5.16%             13,489
              06/30/97           16.17%             15,671
              09/30/97           14.85%             17,997
              12/31/97           -3.39%             17,387
              02/28/98            5.86%             18,406

MISSISSIPPI OPPORTUNITY FUND:
                                 QTRLY
              DATE                RETURN           BALANCE
              04/04/95                              9,650
              06/30/95            5.37%            10,168
              09/30/95            5.72%            10,750
              12/31/95            0.09%            10,760
              03/31/96            7.75%            11,594
              06/30/96            4.14%            12,074
              09/30/96           -2.56%            11,765
              12/31/96           -2.71%            11,446
              03/31/97           -6.22%            10,734
              06/30/97           21.98%            13,094
              09/30/97           12.58%            14,742
              12/31/97            4.76%            15,444
              02/28/98            3.11%            15,924

Mississippi Opportunity Fund
Average Annual Total Returns

1 Year        Since Inception*
33.79%            17.36%

Past performance is not predictive of future performance.
*Fund inception was April 4, 1995.

-------------------------------------------------------------------------------
Non-Standardized Total Returns
-------------------------------------------------------------------------------
                                      For the Periods Ended February 28, 1998
                                      -----------------------------------------
                                                                        Since
                                      Three Months Six Months One Year Inception
Mississippi Opportunity Fund(B)             8.23%     16.24%   38.64%   18.80%
Lipper Capital Appreciation Fund Index      9.30%     11.37%   28.03%   22.95%
S&P 500 Index                              10.26%     17.62%   35.01%   31.63%
Russell 2000 Index                          7.77%      9.74%   30.04%   23.35%
--------------------------------------------------------------------------------
(A)Annualized total returns since Fund inception (April 4, 1995)
(B)The total returns shown do not include the effect of applicable sales loads.

                          MISSISSIPPI OPPORTUNITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                February 28, 1998



ASSETS
        Investments in securities, at market value (Cost $2,752,159) (Note 1)                  $                      3,977,203
        Cash                                                                                                              6,534
        Receivable for capital shares sold                                                                               10,376
        Dividends receivable                                                                                              1,983
        Receivable for securities sold                                                                                   20,819
        Organization expenses, net (Note 1)                                                                              18,903
        Receivable from Adviser (Note 3)                                                                                  4,316
        Other assets                                                                                                        891
                                                                                                                      ---------
             TOTAL ASSETS                                                                                             4,041,025
                                                                                                                      ----------
LIABILITIES
           Covered call options, at market value
               (premiums received $14,361) (Note 4)                                                                      21,500
           Other accrued expenses and liabilities                                                                        19,035
                                                                                                                         ------
                             TOTAL LIABILITIES                                                                           40,535
                                                                                                                         -------
NET ASSETS                                                                                       $                    4,000,490
                                                                                                                      ==========
Net assets consist of:
Paid-in capital                                                                                  $                     2,780,259
Accumulated net realized gains from security transactions                                                                  2,326
Net unrealized appreciation on investments                                                                             1,217,905
                                                                                                                       ---------
Net assets                                                                                      $                      4,000,490
                                                                                                                       ==========
Shares of beneficial interest outstanding (unlimited number of shares
    authorized, no par value)                                                                                            245,912
                                                                                                                         =======
Net asset value and redemption price per share (Note 1)                                         $                          16.27
                                                                                                                         =======
Maximum offering price per share (Note 1)                                                       $                          16.86
                                                                                                                         =======

See accompanying notes to financial statements.


                          MISSISSIPPI OPPORTUNITY FUND

                             STATEMENT OF OPERATIONS

                      For the Year Ended February 28, 1998



INVESTMENT INCOME
           Dividends                                                                                       33,454

EXPENSES
           Investment advisory fees (Note 3)                                                               26,881
           Accounting services fees (Note 3)                                                               24,000
           Shareholder services and transfer agent fees (Note 3)                                           24,000
           Distribution expenses, Class A (Note 3)                                                         11,081
           Distribution expenses, Class C (Note 3)                                                          8,518
           Professional fees                                                                               13,051
           Administration fees (Note 3)                                                                    12,000
           Amortization of organization expenses (Note 1)                                                   9,073
           Trustees' fees and expenses                                                                      7,269
           Insurance expense                                                                                4,957
           Postage and supplies                                                                             3,842
           Custodian fees                                                                                   3,800
           Printing of shareholder reports                                                                  2,662
           Registration fees                                                                                1,890
           Pricing expense                                                                                  1,270
                 TOTAL EXPENSES                                                                           154,294
           Fees waived and expenses reimbursed by the Adviser (Note 3)                                    (84,840)
                 NET EXPENSES                                                                              69,454

NET INVESTMENT LOSS                                                                                       (36,000)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
          Net realized losses from security transactions                                                  (10,559)
          Net realized gains on option contracts written                                                   12,869
          Net change in unrealized appreciation on investments                                          1,012,122

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                                        1,014,432

NET INCREASE IN NET ASSETS FROM OPERATIONS                                                                978,432


See accompanying notes to financial statements.

                          MISSISSIPPI OPPORTUNITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                 For the Years Ended February 28, 1998 and 1997

                                                                                       Year                 Year
                                                                                       Ended                Ended
                                                                                   Feb. 28, 1998        Feb. 28, 1997
 FROM OPERATIONS:                                                                  --------------       -------------
    Net investment loss                                                                   (36,000)            (25,145)
    Net realized gains from security transactions                                           2,310              39,221
    Net change in unrealized appreciation on investments                                1,012,122              81,579
 Net increase in net assets from operations                                               978,432              95,655

 DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized gains, Class A                                                      (10,117)           (14,597)
    From net realized gains, Class C                                                       (3,925)            (7,156)
 Decrease in net assets from distributions to shareholders                                (14,042)           (21,753)

 FROM CAPITAL SHARES TRANSACTIONS (A):
 CLASS A
    Proceeds from shares sold                                                             589,562            386,710
    Net asset value of shares issued in reinvestment
           of distributions to shareholders                                                 9,839             14,346
    Net asset value of shares converted from Class C (Note 5)                           1,077,120               --
    Payments for shares redeemed                                                         (185,908)           (90,783)
 Net increase in net assets from Class A share transactions                             1,490,613            310,273

 CLASS C
    Proceeds from shares sold                                                             126,494            672,365
    Net asset value of shares issued in reinvestment
           of distributions to shareholders                                                 3,477              6,416
    Net asset value of shares converted to Class A (Note 5)                            (1,077,120)              --
    Payments for shares redeemed                                                           (6,352)          (526,585)
 Net increase (decrease) in net assets from Class C share transactions                   (953,501)           152,196

 Net increase in net assets from capital share transactions                               537,112            462,469

 TOTAL INCREASE IN NET ASSETS                                                           1,501,502            536,371

 NET ASSETS:
     Beginning of year                                                                   2,498,988         1,962,617
     End of year                                                                         4,000,490         2,498,988

  (A)  Summary of capital share activity:
       Class A
       Shares sold                                                                           40,778            31,318
       Shares issued in reinvestment of distributions to shareholders                           624             1,224
       Shares converted (Note 5)                                                             66,203              --
       Shares redeemed                                                                      (15,679)           (7,687)
       Net increase in shares outstanding                                                    91,926            24,855
       Shares outstanding, beginning of year                                                153,986           129,131
       Shares outstanding, end of year                                                      245,912           153,986

       Class C
       Shares sold                                                                             8,656            55,923
       Shares issued in reinvestment of distributions to shareholders                            223               552
       Shares converted (Note 5)                                                             (67,152)             --
       Shares redeemed                                                                          (430)          (43,811)
       Net increase (decrease) in shares outstanding                                         (58,703)           12,664
       Shares outstanding, beginning of year                                                  58,703            46,039
       Shares outstanding, end of year                                                            --            58,703

 See accompanying notes to financial statements.

                          MISSISSIPPI OPPORTUNITY FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                             Class A
                                              ----------------------------------------------------------------
                                                         Year               Year               Period
                                                         Ended              Ended              Ended
                                                      Feb. 28, 1998       Feb. 28, 1997     Feb. 29, 199(A)
                                                      -------------       --------------    ---------------
Net asset value at beginning of period              $      11.78        $    11.22        $       10.00

Income from investment operations:
         Net investment loss                               (0.13)            (0.10)               (0.03)
         Net realized and unrealized gains
                  on investments                            4.68              0.76                 1.27
Total from investment operations                            4.55              0.66                 1.24

Distributions from net realized gains                      (0.06)            (0.10)               (0.02)

Net asset value at end of period                    $      16.27        $    11.78        $       11.22

Total return (B)                                           38.64%             5.92%               12.41%

Net assets at end of period                         $    4,000,490      $   1,813,797     $     1,448,527

Ratio of expenses to average net assets
         Before expense reimbursement and waived fees       4.88%             5.29%              6.90%(D)
         After expense reimbursement and waived fees        2.12%             2.11%              2.12%(D)

Ratio of net investment loss to average net assets        (1.03)%           (4.08)%            (5.20)%(D)

Portfolio turnover rate                                       14%               15%                   7%

Average commission rate per share (C)               $     0.0777        $   0.0877                   --

(A) Represents the period from the commencement of operations (April 4, 1995) through February 29, 1996.

(B) The total returns shown do not include the effect of applicable sales loads.

(C) Beginning with the year ended February 28, 1997, the Fund is required to disclose its average commission for purchases and sales of investment securities.

(D) Annualized.

See accompanying notes to financial statements.

                          MISSISSIPPI OPPORTUNITY FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                                                Class C
                                                                        -----------------------------------------------------------
                                                                           Period                   Year                 Period
                                                                           Ended                   Ended                 Ended
                                                                        Feb. 27, 199(A)         Feb. 28, 1997        Feb. 29, 199(B)
                                                                        ---------------         -------------        ---------------
Net asset value at beginning of period                                $       11.67           $       11.17           $       10.00

Income from investment operations:
            Net investment loss                                               (0.19)                  (0.16)                  (0.05)
            Net realized and unrealized gains
                        on investments                                         4.62                    0.76                    1.24
Total from investment operations                                               4.43                    0.60                    1.19

Distributions from net realized gains                                         (0.06)                  (0.10)                  (0.02)

Net asset value at end of period                                      $       16.04           $       11.67           $       11.17

Total return                                                                  37.98%                   5.37%                  11.86%

Net assets at end of period                                           $   1,077,120           $     685,191           $     514,090

Ratio of expenses to average net assets
            Before expense reimbursement and waived fees                       5.38%                   5.79%                7.40%(D)
            After expense reimbursement and waived fees                        2.62%                   2.61%                2.49%(D)

Ratio of net investment loss to average net assets                           (1.53)%                 (1.40)%              (0.69)%(D)

Portfolio turnover rate                                                          14%                     15%                      7%

Average commission rate per share (C)                                 $      0.0777           $      0.0877                      --

(A)  Represents the period from March 1, 1997 to the date of conversion to Class A shares (February 27, 1998) (Note 5).

(B)  Represents the period from the commencement of operations (April 4, 1995) through February 29, 1996.

(C)  Beginning with the year ended February 28, 1997, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

(D)  Annualized.


See accompanying notes to financial statements.

                          MISSISSIPPI OPPORTUNITY FUND

                            PORTFOLIO OF INVESTMENTS

                                February 28, 1998


                                                                                                           Market
 Shares                                                                                                    Value
                             COMMON STOCKS - 97.5%
                             Consumer, Cyclical - 17.8%
  2,000                       Boyd Gaming Corp. (a)                                        $               15,875
  8,400                       Cavalier Homes, Inc.                                                         94,500
  2,000                       Chromcraft Revington, Inc. (a)                                               71,250
  2,000                       Cooper Tire and Rubber Co.                                                   46,125
  7,125                       Fred's, Inc.                                                                182,133
  1,000                       Hancock Fabrics, Inc.                                                        16,313
  4,000                       Proffitt's, Inc. (a)                                                        135,500
  1,500                       Southwest Airlines, Inc.                                                     43,031
  2,000                       Stein Mart, Inc. (a)                                                         64,625
  1,000                       Sunbeam Corp., Inc.                                                          41,375
  2,200                       Wireless One, Inc. (a)                                                        2,750
                                                                                                          713,477

                             Industrial - 13.8%
    700                       Cooper Industries, Inc.                                                      39,287
  8,000                       Delta & Pine Land Co. (b)                                                   303,500
  7,000                       Halter & Marine Group, Inc. (a)                                             137,375
  4,500                       KLLM Transport Services, Inc. (a)                                            54,000
    600                       Standex International Corp.                                                  18,638
                                                                                                          552,800

                             Financial Services - 13.2%
  1,400                        BancorpSouth, Inc.                                                           61,075
  1,500                        Community Federal Bancorp, Inc.                                              28,031
  1,000                        Deposit Guaranty Corp.                                                       55,438
  1,500                        Eastgroup Properties, Inc.                                                   30,375
  1,150                        Hancock Holding Co.                                                          70,725
  3,000                        Parkway Properties, Inc.                                                     97,875
  3,163                        Search Financial, Inc. (a)                                                      494
  2,000                        Trustmark Corp.                                                              87,750
  1,549                        Union Planters Corp. (b)                                                     95,748
                                                                                                           527,511

                             Technology - 12.7%
 18,000                        Mobile Telecommunication Technologies Corp. (a)                             405,000
    200                        Netscape Communications Corp. (a)                                             3,875
    750                        Nichols Research Corp. (a)                                                   19,969
  1,000                        Powertel, Inc. (a)                                                           22,500
  1,000                        Texas Instruments, Inc.                                                      57,875
                                                                                                           509,219

                                                                                                             Market
 Shares                                                                                                       Value
                             Basic Materials - 10.6%
  1,500                         Birmingham Steel Corp.                                       $               26,344
  6,000                         ChemFirst, Inc.                                                             158,625
    250                         Georgia Pacific Corp.                                                        14,672
    250                         Georgia Pacific Corp. (Timber Group)                                          5,703
    800                         International Paper Co.                                                      37,300
  7,000                         Mississippi Chemical Corp.                                                  129,500
  1,000                         Quanex Corp.                                                                 33,125
  1,500                         Stone Container Corp. (a)                                                    16,875
                                                                                                            422,144

                             Energy - 10.1%
  9,000                         Callon Petroleum Co. (a)                                                    141,750
  7,000                         Coho Energy, Inc. (a)                                                        55,562
  5,000                         Friede Goldman International, Inc. (a)                                      151,875
  2,000                         Rowan Companies, Inc. (a)                                                    56,375
                                                                                                            405,562

                             Consumer, Non-Cyclical - 9.7%
  1,000                          Baxter International, Inc.                                                   56,625
  7,500                          Cal-Maine Foods, Inc. (a)                                                    47,813
  4,500                          Gulf South Medical Supply, Inc. (a)                                         162,562
  1,000                          PhyCor, Inc. (a)                                                             25,718
  1,000                          Sanderson Farms, Inc.                                                        10,875
  1,500                          Sara Lee Corp.                                                               84,750
                                                                                                             388,343

                             Utilities - 9.6%
 10,050                          WorldCom, Inc. (a)                                                          383,785


                             Total Common Stocks (Cost $2,677,797)                                   $     3,902,841


                             Money Market Funds - 1.9%
 74,362                         Performance Trust Money Market Fund                                  $        74,362
                                (Cost $74,362)

                             Total Investments at Value - 99.4%                                      $      3,977,203
                                 (Cost $2,752,159)

                             Other Assets in Excess of Liabilities - 0.6%                                       23,287

                             Net Assets - 100.0%                                                     $       4,000,490

(a)Non-income producing security.
(b)Security covers a call option.

  See accompanying notes to financial statements.

                          Mississippi Opportunity Fund

                        Schedule of Open Options Written

                               February 28, 1998

                                                  Market
                                                 Value of        Premiums
Contracts                                          Option         Received
                Covered Call Options
 20               Delta & Pine Land Co.,       $   14,250       $  5,867
                  5/16/1998 at $35
 10               Union Planters Corp.,             7,250          8,494
                  5/16/1998 at $55
                                                $  21,500         14,361



See accompanying notes to financial statements.

                            MISSISSIPPI OPPORTUNITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1998



1.  SIGNIFICANT ACCOUNTING POLICIES

The Mississippi Opportunity Fund is a non-diversified, open-end series of the Maplewood Investment Trust (the Trust), a registered management investment company under the Investment Company Act of 1940 (the 1940 Act). The Trust was organized as a Massachusetts business trust on August 12, 1992. The Fund began operations on April 4, 1995.

The Fund's investment objective is to provide long-term capital growth by investing primarily in the common stocks and other equity securities of publicly-traded companies headquartered in Mississippi, and those companies having a significant presence in the state.

The Fund currently offers only Class A shares sold subject to a maximum front-end sales load of 3.50% and a distribution fee of up to 0.50% of average daily net assets.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a securities exchange are valued based upon the closing price on the principal exchange where the security is traded.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share is equal to net asset value per share plus a sales load equal to 3.63% of the net asset value (or 3.50% of the offering price). The redemption price per share is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

                          MISSISSIPPI OPPORTUNITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1998



Allocation between classes -- During the period in which both Class A shares and Class C shares were offered, investment income earned, realized capital gains and losses and unrealized appreciation and depreciation were allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Distribution expenses were charged directly to the class incurring the expense. Common expenses which were not attributable to a specific class were allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $2,752,159 and premiums received for covered call options of $14,361 as of February 28, 1998:

        Gross unrealized appreciation.....................$ 1,492,878
        Gross unrealized depreciation..................... (  274,973)
        Net unrealized appreciation.........................$ 1,217,905

Reclassification of capital accounts -- For the year ended February 28, 1998, the Fund had a net investment loss of $36,000 which was reclassified to paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on net assets or net asset value per share.

Option transactions -- The Fund may write covered call options for which premiums are received and are recorded as liabilities, and subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Fund's obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written. If the market price of a stock subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation on that security.

                          MISSISSIPPI OPPORTUNITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1998



2.  INVESTMENT TRANSACTIONS

During the year ended February 28, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $849,187 and $417,059, respectively.

3.  TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of Vector Money Management, Inc. (the Adviser) or Countrywide Fund Services, Inc. (CFS), the administrator, transfer agent and accounting services agent for the Fund.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of 0.875% on its average daily net assets. The Adviser currently intends to waive its advisory fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 2.125% of average daily net assets. For the year ended February 28, 1998, the Adviser waived its entire advisory fee of $26,881 and reimbursed the Fund $57,959 for other operating expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.15% on its average daily net assets up to $50 million; 0.125% on the next $50 million of such net assets; and 0.10% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee. For the year ended February 28, 1998, CFS earned $12,000 of fees under the Agreement.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer Agent and Shareholder Servicing Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund, subject to a $1,000 minimum monthly fee for the Fund, or for each class of shares of the Fund, as applicable. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. For the year ended February 28, 1998, CFS earned $24,000 of fees under the Agreement.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee of $2,000 from the Fund. For the year ended February 28, 1998, CFS earned $24,000 of fees under the Agreement.

                          MISSISSIPPI OPPORTUNITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1998


DISTRIBUTION PLAN
The Trust has adopted a Distribution Plan (the Plan) for the Fund pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may incur certain costs related to the distribution of Fund shares, not to exceed 0.50% and 1.00% of average daily net assets for Class A shares and Class C shares, respectively. For the year ended February 28, 1998, the Fund incurred $11,081 and $8,518 of distribution expenses on Class A shares and Class C shares, respectively, under the Plan.

4.  Covered Call Options

 A summary of covered call option contracts during the year ended February 28, 1998 is as follows:


                                                             Number of   Option
                                                              Options   Premiums

    Options outstanding at beginning of year..............       --         --
    Options written........................................     238      75,786
    Options cancelled in closing purchase transactions....      (93)    (38,086)
    Options expired.........................................   (115)    (23,339)
                                                               -------  --------
    Options outstanding at end of  year.....................     30    $  14,361
                                                              =======  =========

5.  Mandatory Redemption of Class C Shares

Prior to February 27, 1998, the Fund offered two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 3.50% and a distribution fee of up to 0.50% of average daily net assets) and Class C shares (sold subject to a distribution fee of up to 1% of average daily net assets). On February 27, 1998, all outstanding Class C shares were redeemed pursuant to a mandatory redemption program authorized by the Board of Trustees.

KPMG Peat Marwick LLP

     1600 PNC Center
     201 East Fifth Street
     Cincinnati, OH 45202

     Dayton, OH

                          Independent Auditors' Report

The Board of Trustees and Shareholders
The Maplewood Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Mississippi Opportunity Fund
(the "Fund"), a series of the Maplewood Investment Trust, as of February 28, 1998, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Mississippi Opportunity Fund as of February 28, 1998, and the results of its operations, changes in its net assets and financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

                                                     /s/ KPMG Peat Marwick LLP

Cincinnati, Ohio
March 27, 1998

                                    PART C
                                OTHER INFORMATION

Item 24.          Financial Statements and Exhibits
                  ----------------------------------

                  (a) Financial Statements

                         Included in Part A:

                      Financial Highlights For the Years Ended February 28, 1998 and 1997 and February 29, 1996

                         Included in Part B:

                      Statements of Assets and Liabilities as of February 28,
                      1998

                      Statements of Operations For the Year Ended February 28, 1998

                      Statements of Changes in Net Assets For the Years Ended February 28, 1998 and 1997

                      Financial Highlights For the Years Ended February 28, 1998 and 1997 and February 29, 1996

                      Portfolio of Investments as of February 28, 1998

                      Notes to Financial Statements

                      Independent Auditors' Report

                  (b)  Exhibits:

                  1.   Amended and Restated Declaration of Trust*

                  2.   Amended and Restated Bylaws*

                  3.   Not Applicable

                  4.   Not Applicable

                  5.   Investment Advisory Agreement*


                  6.   Form of Underwriting Agreement**
                       Form of Dealer Agreement**

                  7.   Not Applicable

                  8.   Custody Agreement with Trustmark National Bank*

                  9.   Administration Agreement*
                       Accounting Services Agreement*
                       Transfer, Dividend Disbursing, Shareholder
                       Service and Plan Agency Agreement*

                  10.  Opinion and Consent of Counsel*

                  11.  Consent of Accountants**

                  12.  Not Applicable

                  13.  Purchase Agreement*

                  14.  Not Applicable

                  15.  Distribution Plan*


                  16.  Not Applicable

                  17.  Financial Data Schedule**

                  18.  Amended and Restated Rule 18f-3 Multi-Class Plan*

          -----------
*        Previously filed as Exhibit to Registration Statement on
         Form N-1A

**       Filed herewith

Item 25.          Persons Controlled by or under Common Control with
                  --------------------------------------------------
                  Registrant
                  ----------

                  No person is directly or indirectly controlled by or under common control with the Registrant.

Item 26.          Number of Holders of Securities
                  -------------------------------
                  The number of holders of shares of beneficial interest of the Mississippi Opportunity Fund as of April 30, 1998 is 264.

Item 27.          Indemnification.
                  ----------------
                  Article V of the Registrant's Amended and Restated Declaration of Trust provides for indemnification of officers and Trustees as follows:

                        "SECTION 5.2 LIMITATION OF PERSONAL LIABILITY OF
                         TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS OF THE TRUST. Provided they have acted under the belief that their actions are in the best interest of the Trust, the Trustees and officers shall not be responsible for or liable in any event for neglect or wrongdoing by them or any officer, agent, employee, investment advisor or principal underwriter of the Trust or of any entity providing administrative services for the Trust, but nothing herein contained shall protect any Trustee or officer against any liability to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                         SECTION 5.4 MANDATORY INDEMNIFICATION. (a) Subject only to the provisions hereof, every person who is or has been a Trustee, officer, employee or agent of the Trust and every person who serves at the Trustees request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a Trustee, officer, employee or agent of the Trust or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Trust and against amounts paid or incurred by him in the compromise or settlement thereof.

                              (b) The words "claim," "action," "suit," or
                              "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liabilities" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                              (c) No indemnification shall be provided
                               hereunder to a Trustee or officer:

                                    (i)  against any  liability  to the Trust or
                                    the   Shareholders   by  reason  of  willful
                                    misfeasance,  bad faith, gross negligence or
                                    reckless disregard of the duties involved in
                                    the   conduct  of  his  office   ("disabling
                                    conduct");

                                    (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct;

                                    (iii) in the absence of a final adjudication on the merits that such Trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made:

                                        (A) by vote of a majority of a quorum of the Trustees who are neither Interested Persons nor parties to the proceedings; or

                                        (B) by independent legal counsel, in a
                                        written opinion.

                                   (d) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement granted herein except out of the property of the Trust, and no other person shall be personally liable to provide indemnity or reimbursement hereunder (except an insurer or surety or person otherwise bound by contract).

                                  (e) Expenses in connection with the
                                   preparation and presentation of a defense to
                                   any claim, action, suit or proceeding of the
                                   character  described in paragraph (a) of this
                                   Section 5.4 may be paid by the Trust prior to final disposition thereof upon receipt of a written undertaking by or on behalf of the
                                   Trustee, officer, employee or agent to reimburse the Trust if it is ultimately determined under this Section 5.4 that he is not entitled to indemnification. Such undertaking shall be secured by a surety bond or other suitable insurance or such security as the Trustees shall require unless a majority of a quorum of the Trustees who are neither Interested Persons nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based on readily available facts, that there is reason to believe that the indemnitee ultimately will be found to be entitled to indemnification.

                                   SECTION 5.7 RELIANCE ON EXPERTS, ETC. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustee, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                  The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

                  The Advisory Agreement for the Mississippi Opportunity Fund provides for indemnification of the Advisor as follows:

                                   Subject to the  limitations set forth in this
                                   Section 8(b), the Fund shall indemnify, defend and hold harmless (from the assets of the Trust or Trusts to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Fund as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Trust to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Section 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

                                   As to any matter disposed of by a compromise payment by the Advisor referred to in this
                                   Section 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Fund or to have been liable to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

                                   The right of indemnification provided by this
                                   Section 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this
                                   Section 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Fund, and other persons may be entitled by contract or otherwise under law, nor the power of the Fund to purchase and maintain liability insurance on behalf of any such person.

                                   The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Fund hereunder to pay the indemnification required by the
                                   Section 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose."


                  The Underwriting Agreement provides that the Underwriter, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 28.          Business and Other Connections of Investment Advisor
                  ------------------------------------------------------


                  Vector Money Management, Inc. ("Vector"), a registered investment advisor, provides investment advisory services to the Mississippi Opportunity Fund. Vector also provides investment advisory services to individual and institutional accounts.

                  Ashby M. Foote III is the Chief Executive Officer and President of Vector and President of the Trust.

Item 29.           Principal Underwriters
-------            ----------------------

         (a) CW Fund Distributors, Inc. also acts as underwriter for the Milestone Funds, Brundage, Story and Rose Investment Trust, Profit Funds Investment Trust, Firsthand Funds, the Lake Shore Family of Funds, UC Investment Trust and The James Advantage Funds.

         (b) The following list sets forth the directors and executive officers of CW Fund Distributors, Inc., the Trust's underwriter. Unless otherwise noted with an asterisk(*), the address of the persons named below is 312 Walnut Street, Cincinnati, Ohio 45202.

                   *The address is 4500 Park Granada Road, Calabasas, California
                    91302.

                                          Position With       Position With
                   Name                    Underwriter          Registrant
                   ----                   -------------       -------------

                 *Angelo R. Mozilo         Chairman/Director     None

                  Robert H. Leshner        Vice Chairman/        None
                                           Director

                 *Andrew S. Bielanski      Director              None

                 *Thomas H. Boone          Director              None

                 *Marshall M. Gates        Director              None

                  Robert G. Dorsey         President             Vice President

                  Maryellen Peretzky       Vice President        None

                  John F. Splain           Vice President,       Secretary
                                           Secretary and
                                           General Counsel

                  M. Kathleen Leugers      Vice President        None

                  Mark J. Seger            Vice President        Treasurer

                  Christina H. Kelso       Vice President        None

                  Terrie A. Wiedenheft     Treasurer             None

(c)               None

Item 30.        Location of Accounts and Records
-------         --------------------------------
                The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at the principal executive office of its investment advisors. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the office of the Registrant's transfer, accounting and dividend disbursing agent and its custodians.

Item 31.        Management Services
-------         -------------------
                None

Item 32.        Undertakings
-------         ------------
                (a)      Not Applicable

                (b)      Not Applicable

                (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and the State of Ohio on the 30th day of June, 1998.


                                MAPLEWOOD INVESTMENT TRUST,
                                A SERIES COMPANY



                                By: /s/ John F. Splain
                                ----------------------------
                                   John F. Splain,
                                   Attorney-in-Fact


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


                              Chairman
O. James Peterson III*        and Trustee


/s/ Mark J. Seger             Treasurer             June 30, 1998
----------------------
Mark J. Seger


Jack E. Brinson*              Trustee

David S. Brollier*            Trustee

Christopher J. Smith*         Trustee


By: /s/ John F. Splain
   --------------------
      John F. Splain*
      Attorney-in-Fact
      June 30, 1998